UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 Form 8-K

                              Current Report
       Pursuant to Section 13 or 15(d) of the Securities Act of 1934

  Date of Report (Date of earliest event reported)     July 1, 2009
                    --------------------------

                   Dynasil Corporation of America
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    (Exact name of registrant as specified in its charter)

       Delaware                   000-27503         22- 1734088
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  (State or other                   (Commission     (IRS Employer
  jurisdiction of incorporation)    File Number) Identification No.)


              385 Cooper Road, West Berlin, New Jersey 08091
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           (Address of principal executive offices)   (ZIP Code)

  Registrant's telephone number, including area code:  (856)-767-4600

                             Not Applicable
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       (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
  General Instructions A.2. below):

  [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 )

  Section 1 - Registrant's Business and Operations

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       On July 1, 2009, the Registrant, Dynasil Corporation of America ("Dynasil"), appointed Paul Tyra, age 50, of Wayland, MA, Vice President of Commercialization of Dynasil.

            Mr. Tyra joined Dynasil from Verionix Incorporated, a start-up company where, as Vice President of Marketing and Business Development from 2006 to 2009, he successfully developed and brought to market a novel microplasma-based gas sensor technology now sold into the semiconductor and gas distribution markets. In 1982, he began his career as a member of the research staff at AT&T Bell Labs in New Jersey. In 1984, he joined Digital Equipment Corporation, where he led technical efforts in the development and deployment of robotic and software automation systems for disk drive and semiconductor manufacturing. Mr. Tyra also worked from 1994 to 1996 as Director of Manufacturing for Jet Process Corporation, an SBIR-funded company developing a unique thin film deposition method. From 1996 through 2006, he held senior marketing and business development roles at ADE Corporation, Helix Technology/CTI-Cryogenics and Market Genesis. His career efforts have resulted in the development and launch of a number of new hardware and software products sold into a variety of industrial, OEM and consumer markets.

  Mr. Tyra has BS and MS degrees, respectively, from the University of Michigan (Ann Arbor) and the Massachusetts Institute of Technology, where he studied mechanical, biomedical and electronics engineering as a MTS Systems Corporation Fellow. He also has an MBA degree in management from MIT's Sloan School, where he studied innovation processes, technology marketing and entrepreneurship as an Alfred P. Sloan Fellow.

  The terms of his employment by Dynasil include an annual salary of $135,000, eligibility for a bonus payout of 20% of annual salary per fiscal year based on achievement of specified goals, and a signing/retention bonus in the form of stock options for 25,000 Dynasil shares at an exercise price 33% above market value as of the hire date, which will vest two years from the hire date with a three year term. He also receives other benefits and is entitled to participate in other benefit programs customarily offered to Dynasil employees.



  Section 9 - Financial Statements and Exhibits

  Item 9.01. Financial Statements and Exhibits.

  EXHIBIT INDEX

  (c)  Exhibits

     None

                         SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DYNASIL CORPORATION OF AMERICA
                                     (Registrant)

  Date:                         By:  Craig T. Dunham
                                President